Bradley Pharmaceuticals, Inc. (NYSE:BDY) was founded in 1985 as a specialty pharmaceutical company and markets to niche physician specialties in the U.S. and 38 international markets. Bradley’s success is based upon the strategy of Acquire, Enhance and Grow: Enhancing product acquisitions with improved formulations and effective marketing strategies. Based upon this proven success, the Company is now expanding to a strategy of In-Licensing Phase II and III molecules, Developing them commercially, and Bringing to Market products with long-term patent-protection to effectively gain market share. Bradley Pharmaceuticals is comprised of Doak Dermatologics, specializing in therapies for dermatology and podiatry; Kenwood Therapeutics, providing gastroenterology, respiratory and other internal medicine brands; and A. Aarons, which markets authorized generic versions of Doak and Kenwood therapies.

Please visit Bradley Pharmaceuticals web site at: www.bradpharm.com

Bradley Pharmaceuticals common stock is listed on the NYSE under the symbol BDY.

For Immediate Release	Contact:	Anthony Griffo Investor Relations Bradley Pharmaceuticals, Inc. 973-882-1505, ext. 313

BRADLEY PHARMACEUTICALS
SCHEDULES ANNUAL MEETING

Fairfield, NJ – August 23, 2006 – BRADLEY PHARMACEUTICALS, INC. (NYSE: BDY) has rescheduled its 2006 Annual Meeting of Stockholders to be held on October 26, 2006 at 9:00 a.m., Eastern Standard Time, at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104. The record date for the rescheduled 2006 Annual Meeting of Stockholders will be the close of business on September 21, 2006.

Additional Information
In connection with its 2006 Annual Meeting of Stockholders, Bradley Pharmaceuticals, Inc. will file an amended notice of annual meeting and proxy statement with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF BRADLEY ARE URGED TO READ THE AMENDED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BRADLEY AND THE 2006 ANNUAL MEETING OF STOCKHOLDERS. Stockholders can obtain free copies of the amended notice of annual meeting and proxy statement and other documents filed by Bradley with the SEC, including the white proxy card, when they become available by contacting Bradley at Bradley Pharmaceuticals, Inc., Investor Relations, 383 Route 46 West, Fairfield, NJ 07004-2402, or by telephone at (973) 882-1505, ext. 313. In addition, documents filed with the SEC by Bradley are available free of charge at the SEC’s website at www.sec.gov.

Bradley Pharmaceuticals, its directors, executive officers and other employees may be deemed to be participants in the solicitation of Bradley’s security holders in connection with its 2006 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Bradley’s Annual Report on Form 10-K for the year ended December 31, 2005 and its amended proxy statement when it becomes available.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that Bradley expects, believes or anticipates will or may occur in the future. Forward-looking statements are based on Bradley’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond Bradley’s control. These risks and uncertainties include Bradley’s ability to effectively react to risks and uncertainties described from time to time in Bradley’s SEC filings, such as litigation or other proceedings (including the pending class action, shareholder derivative lawsuits and controversies or proceedings arising out of proposed shareholder initiatives). In addition, actual results may differ materially from those projected. Bradley undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.